As filed with the Securities and Exchange Commission on November 4, 1997
                                                              File No. 333-20741
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             Registration Statement
                                      Under
                           The Securities Act of 1933
                                 ---------------

                          TYCO INTERNATIONAL (US) INC.
                       (formerly Tyco International Ltd.)
             (Exact name of registrant as specified in its charter)

                                  MASSACHUSETTS
                          (State or other jurisdiction
                        of incorporation or organization)
                                   04-2297459
                                  (IRS Employer
                               Identification No.)

                                  ONE TYCO PARK
                           EXETER, NEW HAMPSHIRE 03833
                                 (603) 778-9700
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 MARK H. SWARTZ
                                 VICE PRESIDENT
                          TYCO INTERNATIONAL (US) INC.
                                  ONE TYCO PARK
                           EXETER, NEW HAMPSHIRE 03833
                                 (603) 778-9700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                             JOSHUA M. BERMAN, ESQ.
                        KRAMER, LEVIN, NAFTALIS & FRANKEL
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                         POST-EFFECTIVE AMENDMENT NO. 1



         Tyco International (US) Inc. (formerly Tyco International Ltd.; the "Registrant") hereby deregisters securities in the amount of $235,875,000, representing the securities remaining unsold under the Registrant's Registration Statement on Form S-3, File No. 333-20741. The securities are being deregistered as a result of the merger on July 2, 1997 of the Registrant with Limited Appache, Inc., a subsidiary of ADT Limited (now Tyco International Ltd.; "New Tyco"), as a result of which the Registrant became a wholly-owned subsidiary of New Tyco.


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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Exeter, State of New Hampshire, on the 4th day of November, 1997.

                                 TYCO INTERNATIONAL (US) INC.
                                 (formerly Tyco International Ltd.)

                                 By:/s/ Mark H. Swartz
                                    -----------------------------------------
                                    Mark H. Swartz
                                    Vice President -- Chief Financial Officer
                                    (Principal Financial
                                    and Accounting Officer)


        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON NOVEMBER 4, 1997 IN THE CAPACITIES INDICATED BELOW.

       Signature                                  Title
       ---------                                  -----

          *
-------------------------     Chairman of the Board, President,  Chief Executive
L. Dennis Kozlowski           Officer and Director (Principal Executive Officer)

          *
-------------------------     Director
Joshua M. Berman

          *
-------------------------     Director
Richard S. Bodman

          *
-------------------------     Director
John F. Fort

          *
-------------------------     Director
Stephen W. Foss

          *
-------------------------     Director
Richard A. Gilleland

          *
-------------------------     Director
Philip M. Hampton

/s/Mark H. Swartz             Vice   President  and  Chief   Financial   Officer
-------------------------     (Principal Financial and Accounting Officer)
Mark H. Swartz

          *
-------------------------     Director
Frank E. Walsh, Jr.


* By Mark H. Swartz
   Attorney-in-fact

/s/Mark H. Swartz
-------------------------
Mark H. Swartz


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